UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 26, 2019 (June 26, 2019)

HERTZ GLOBAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-37665	61-1770902
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8501 Williams Road
Estero, Florida 33928
(Address of principal executive offices, including zip code)

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

	Title of Each Class	Trading Symbols	Name of Each Exchange on which Registered
Hertz Global Holdings, Inc.	Common Stock, par value $0.01	HTZ	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01 OTHER EVENTS

On June 26, 2019, Hertz Global Holdings, Inc. (“Hertz Global” or the “Company”) commenced its previously announced rights offering to raise proceeds of up to $750 million (the “rights offering”). The rights offering is being made pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-231878) (the "Registration Statement") that was previously filed with the Securities and Exchange Commission (the “SEC”) and became effective on June 12, 2019, and the prospectus supplement relating the rights offering filed with the SEC on June 13, 2019 (together with the accompanying prospectus, the “Prospectus”).

Pursuant to the rights offering, each stockholder of the Company will receive one transferable subscription right (“right”) for each share of common stock held as of 5:00 p.m., Eastern Time, on June 24, 2019 (the “record date”). Each right entitles the holder to purchase 0.688285 shares of our common stock (the “basic subscription right”), at the subscription price of $12.95 per whole share of common stock (the “subscription price”). Rights holders who fully exercise their basic subscription rights will be entitled to subscribe for additional shares of the Company’s common stock that remain unsubscribed as a result of any unexercised basic subscription rights (the “over-subscription right”). The rights offering expires at 5:00 p.m., Eastern Time, on July 12, 2019, unless extended by the Company.

In connection with this rights offering, the Company is filing certain ancillary agreements as Exhibits 4.1, 99.1, 99.2, 99.3, 99.4, 99.5 and 99.6 to this Current Report on Form 8-K for the purpose of incorporating such items by reference as exhibits to the Registration Statement, to which the Prospectus is a part. Also in connection with the rights offering, the Company is filing as Exhibit 5.1, the opinion of White & Case, LLP, in connection with the issuance of the rights and the underlying common stock issuable upon exercise of the rights.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy the securities, nor shall there be any offer, solicitation or sale of the securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful under the securities laws of such state or jurisdiction. The rights offering will be made only by means of the Prospectus, copies of which will be mailed to all eligible record date shareholders and can be accessed through the SEC’s website at www.sec.gov. A copy of the Prospectus may also be obtained from the information agent, Georgeson LLC, toll free at (888) 607-6511. Additional information regarding the rights offering is set forth in the Prospectus filed with the SEC.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this release include “forward-looking statements.” Forward-looking statements include information concerning the rights offering, the Company’s liquidity and its possible or assumed future results of operations, including descriptions of its business strategies. These statements often include words such as “believe,” “expect,” “project,” “potential,” “anticipate,” “intend,” “plan,” “estimate,” “seek,” “will,” “may,” “would,” “should,” “could,” “forecasts” or similar expressions. These statements are based on certain assumptions that the Company has made in light of its experience in the industry as well as its perceptions of historical trends, current conditions, expected future developments and other factors it believes are appropriate in these circumstances. The Company believes these judgments are reasonable, but you should understand that these statements are not guarantees of performance or results, and the Company’s actual results could differ materially from those expressed in the forward-looking statements due to a variety of important factors, both positive and negative, that may be revised or supplemented in subsequent reports on Forms 10-K, 10-Q and 8-K filed or furnished to the SEC.

Among other items, such factors could include: whether stockholders of record will have until July 12, 2019 to exercise their rights; the expiration date of the Rights Offering; the levels of travel demand, particularly with respect to airline passenger traffic in the United States and in global markets; the effect of the Company’s separation of its vehicle and equipment rental businesses, any failure by Herc Holdings Inc. to comply with the agreements entered into in connection with the separation and the Company’s ability to obtain the expected benefits of the separation; significant changes in the competitive environment and the effect of competition in the Company’s markets on rental volume and pricing, including on the Company’s pricing policies or use of incentives; occurrences that disrupt rental activity during the Company’s peak periods; the Company’s ability to accurately estimate future levels of rental activity and adjust the number and mix of vehicles used in its rental operations accordingly; increased vehicle costs due to declines in the value of the Company’s non-program vehicles; the Company’s ability to maintain sufficient liquidity and the availability to it of additional or continued sources of financing for its revenue earning vehicles and to refinance its existing indebtedness; the Company’s ability to purchase adequate supplies of competitively priced vehicles and risks relating to increases in the cost of the vehicles it purchases; the Company’s ability to adequately respond to changes in technology and customer demands; the Company’s ability to retain customer loyalty and market share; the Company’s recognition of previously deferred tax gains on the disposition of revenue earning vehicles; an increase in the Company’s vehicle costs or disruption to its rental activity, particularly during its peak periods, due to safety recalls by the manufacturers of its vehicles; the Company’s access to third-party distribution channels and related prices, commission structures and transaction volumes; the Company’s ability to execute a business continuity plan; a major disruption in the Company’s communication or centralized information networks; a failure to maintain, upgrade and consolidate the Company’s information technology networks; financial instability of the manufacturers of the Company’s vehicles; any impact on the Company from the actions of its franchisees, dealers and independent contractors; the Company’s ability to sustain operations during adverse economic cycles and unfavorable external events (including war, terrorist acts, natural disasters and epidemic disease); shortages of fuel and increases or volatility in fuel costs; the Company’s ability to maintain favorable brand recognition and a coordinated branding and portfolio strategy; the Company’s ability to maintain an effective employee retention and talent management strategy and resulting changes in personnel and employee relations; costs and risks associated with litigation and investigations; risks related to the Company’s indebtedness, including its substantial amount of debt, its ability to incur substantially more debt, the fact that substantially all of its consolidated assets secure certain of its outstanding indebtedness and increases in interest rates or in its borrowing margins; the Company’s ability to meet the financial and other covenants contained in its senior credit facilities and letter of credit facility, its outstanding unsecured senior notes, its outstanding senior second priority secured notes and certain asset-backed and asset-based arrangements; changes in accounting principles, or their application or interpretation, and the Company’s ability to make accurate estimates and the assumptions underlying the estimates, which could have an effect on operating results; risks associated with operating in many different countries, including the risk of a violation or alleged violation of applicable anticorruption or antibribery laws and the Company’s ability to repatriate cash from non-U.S. affiliates without adverse tax consequences; the Company’s ability to prevent the misuse or theft of information it possesses, including as a result of cyber security breaches and other security threats; changes in the existing, or the adoption of new laws, regulations, policies or other activities of governments, agencies and similar organizations, such as the adoption of new regulations under the Tax Cuts and Jobs Act, where such actions may affect the Company’s operations, the cost thereof or applicable tax rates; risks relating to the Company’s deferred tax assets, including the risk of an “ownership change” under the Internal Revenue Code of 1986, as amended; the Company’s exposure to uninsured claims in excess of historical levels; fluctuations in interest rates and commodity prices; the Company’s exposure to fluctuations in foreign currency exchange rates and other risks and uncertainties described from time to time in periodic and current reports that the Company files with the SEC.

Additional information concerning these and other factors can be found in the Company’s filings with the SEC, including the Prospectus, its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

You should not place undue reliance on forward-looking statements. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit 4.1    Form of Subscription Rights Certificate

Exhibit 5.1    Opinion of White & Case LLP

Exhibit 23.1    Consent of White & Case LLP (included in Exhibit 5.1)

Exhibit 99.1    Form of Instructions for Use of Subscription Rights Certificates

Exhibit 99.2    Form of Letter to Stockholders who are Record Holders

Exhibit 99.3    Form of Letter to Brokers, Dealers, Banks and Other Nominee Holders

Exhibit 99.4    Form of Notice of Guaranteed Delivery for Subscription Rights Certificates

Exhibit 99.5    Form of Beneficial Holder Election Form

Exhibit 99.6    Form of Nominee Holder Certification

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERTZ GLOBAL HOLDINGS, INC. (Registrant)

By:	/s/ JAMERE JACKSON
Name:	Jamere Jackson
Title:	Executive Vice President and Chief Financial Officer
Date:  June 26, 2019